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Exhibit 32

Section 1350 Certification of Chief Executive Officer

         In connection with the Annual Report of AmerisourceBergen Corporation (the "Company") on Form 10-K for the fiscal year ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven H. Collis, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven H. Collis Steven H. Collis President and Chief Executive Officer

November 25, 2014

Section 1350 Certification of Chief Financial Officer

         In connection with the Annual Report of AmerisourceBergen Corporation (the "Company") on Form 10-K for the fiscal year ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tim G. Guttman, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tim G. Guttman Tim G. Guttman Executive Vice President and Chief Financial Officer

November 25, 2014

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  Exhibit 32
Section 1350 Certification of Chief Executive Officer
Section 1350 Certification of Chief Financial Officer